SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ___________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  July 21, 2003

                           Lexmark International, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-14050                   06-1308215
----------------------------      -------------------     ----------------------
(State or other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)               File No.)             Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)




             Registrant's telephone number, including area code:  (859) 232-2000
                                                                  --------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included herein:

      99.1 Press Release issued by Lexmark International, Inc., dated July 21,2003.

ITEM 9. REGULATION FD DISCLOSURE

     The  information  contained in this Current Report is being furnished under
Item 12 of Form 8-K, Results of Operations and Financial Condition, in accordance with interim filing guidance provided by SEC Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securites Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 21, 2003, Lexmark International, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEXMARK INTERNATIONAL, INC.


                              By:     /s/ Gary E. Morin
                                      ------------------------------
                                      Name:   Gary E. Morin
                                      Title:  Executive Vice President and Chief
                                              Financial Officer
Date: July 21, 2003

                                                   EXHIBIT INDEX


Exhibits:

99.1   Press Release issued by Lexmark International, Inc., dated July 21, 2003.